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                     SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    December 4, 1997
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                             SVI Holdings, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Nevada
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                 (State or Other Jurisdiction of Incorporation)


       33-36125-D                                          84-1131608
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(Commission File Number)                     IRS Employer Identification No.)


7979 Ivanhoe Avenue, Suite 500, La Jolla, California                  92037
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (619) 551-2365
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              (Registrant's telephone number, including area code)

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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 1. CHANGE IN CONTROL OF REGISTRANT.

    On December 4, 1997 SVI Holdings, Inc. (the "Company") consummated an indivisible group of agreements which resulted in a change in control of the Company.

The group of agreements resulting in the change in control of the Company are as follows:

a) Under the terms of the agreement between Softline Limited ("Softline") and the Company, the "Sale of Shares" agreement, the Company has acquired 100% of the equity of Aniston Ventures, Limited and IBIS Systems, Limited in exchange for the issue of 5,000,000 shares of the common stock of the Company to Softline.

b) Under the terms of the "Share Swap" agreement, the Company has issued 7,536,000 shares of common stock in favor of Softline Limited in exchange for certain technology assets and 22,130,448 shares in the common stock of Softline Limited.

c) Under the terms of the "Renunciation" agreement between the Company, Hosken Consolidated Investments Limited ("HCI"), and Softline the Company has renounced its rights to the Softline shares in favor of HCI in exchange for R35,408,717 or (US$ 7,331,756).

    In addition to the shares in the Company received by Softline as a result of these transactions, current holders of the common stock of the Company sold 4,000,000 shares to Softline in exchange for cash and Softline shares.

    The combined effect of the agreements described herein resulted in a change in control of the Company. The Company issued 12,536,000 new shares of common stock, resulting in a total of 27,610,284 shares of Common Stock outstanding. Softline, through this transaction, has received a total of 16,536,000 shares comprising approximately 60% of the total common stock shares of the Company.

Prior to this transaction, control for the Company vested in Claudav Holdings
B.V.

    Funding of the cash portion for the acquisition of common stock of the Company by Softline was provided by HCI, an investment fund listed on the JSE. Under the terms of the Share Swap and Renunciation agreements, HCI will provide cash for the acquisition of the common stock of the Company in exchange for Softline shares.

    No changes are contemplated in the Company's management structure as a result of this transaction.

    Barry Schechter, Chief Executive Officer of the Company is also a director of Softline.

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

    As part of the transaction described above, the Company consummated agreements for the acquisition of 100% of IBIS Systems Limited ("IBIS") from Softline. Softline was an affiliate of the Company. As a result of the acquisition agreements, Softline holds approximately 60% of the common stock of the Company.

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    Pursuant to the Sale of Shares agreement, the Company acquired the
Trademarks of IBIS via the acquisition of 100% of the equity of Aniston Ventures Limited (a British Virgin Island company) and the business of IBIS via the acquisition of IBIS Systems Limited (a United Kingdom company).

    The purchase price paid for Aniston and IBIS is $7,500,000 and was agreed upon through arms-length negotiations between the parties. The purchase price was settled with Softline through the issuance of 5,000,000 shares of the common stock of the Company.

    Under the terms of the agreement, the Company will pay the existing management of IBIS an incentive to the extent that the aggregate of UK Pounds 1,450,000 (US$ 2,440,640) plus eight times the earnings over UK Pounds 450,000 (US$757,440) in the 1998 financial year plus five times the extent to which the earnings for the 1999 financial year exceed UK Pounds 655,000 (US$ 1,102,496) is more than R45,000,000 (US$ 9,317,734).

    IBIS develops, supplies and supports commercial software applications designed specifically for the construction and heavy equipment rental industry. The market for IBIS products is primarily larger companies within this market segment. The software is designed for use in client / server environments and is designed to be hardware independent by using a UNIX based, open system architecture.

    The head office of IBIS is located in Cressex, High Wycombe, Buckinghamshire, UK, where it rents 5,600 square feet. IBIS also conducts business from offices in Dublin, Ireland and Petersfield, Hampshire, UK. IBIS employs approximately 22 people.

IBIS products are marketed under the name of "SULUS", which is Trademarked. The SULUS software package is comprised of 10 separate modules used in the accounting and management of construction and heavy equipment enterprises.

ITEM 5. OTHER EVENTS.

    Concurrent with the agreements discussed herein, the Company has disposed of it's remaining interest in Softline of 19,876,000 common shares for cash. Proceeds on the sale of the Softline shares were $6,703,,133 and should result in an estimated pre-tax gain of $3,973,755.

    As part of the investment by Softline in the Company, the Company will receive certain technology assets from Softline. The Company will acquire the world wide rights to the "Brilliant" accounting software package and the source code related thereto. Brilliant is a comprehensive accounting package targeted at small to mid-level businesses in South Africa. In addition to the commercial possibilities of distributing the package internationally, the Company intends to investigate the integration of the Brilliant technology into the applications currently provided by Divergent Technologies Limited and IBIS Systems.
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired: The registrant will file any financial statements required under Item 7 of this form within the time period provided therefore.

(b) Pro Forma Financial Information: The registrant will file any pro forma

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financial information required under Item 7 of this form within the time period provided therefore.

(c) EXHIBITS:

    See Exhibit Index attached hereto.


    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: December 19, 1997

     SVI HOLDINGS, INC.
        (Registrant)

     By: /s/ Russell Schechter
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       Russell Schechter
       Chief Financial Officer




































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     INDEX TO EXHIBITS

     Exhibit
     Number              Description
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     (1)                 Sale of Shares Agreement between Softline and
                         the Company for the acquisition of IBIS.

     (2) Share Swap Agreement between the Company and Softline for the trade of 7,536,000 SVI shares for 22,130,448 shares of Softline.

     (3) Renunciation Agreement between SVI, HCI and Softline providing for the sale of 22,130,448 Softline shares to HCI.

     (4)                 Subscription Agreement.

     (5)                 Agreement between SVI, HCI and Softline
                         recording that all other agreements are
                         indivisible.